UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 23, 2007



                           AMB Financial Corporation
                          ---------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        0-23182                35-1905382
         --------                        -------                ----------
(State or other jurisdiction)     (Commission File No.)       (I.R.S. Employer
        of incorporation)                                    Identification No.)


Address of principal executive offices:  8230 Hohman Avenue, Munster, IN 46321
                                         -------------------------------------

Registrant's telephone number, including area code:  (219) 836-5870
                                                     ---------------

                                 Not Applicable
                                ---------------
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement
            ------------------------------------------

     On March 23, 2007, AMB Financial Corp. (the "Company") entered into a credit agreement with U.S. Bank National Association ("Lender") to provide a revolving line of credit to the Company in the amount of $2,000,000. The information provided in Item 2.03 is incorporated by reference herein.

     As previously reported, on March 22, 2007, the Company completed a sale of an aggregate amount of $3,000,000 in trust preferred securities, liquidation amount $1,000 per security, through a newly formed Delaware statutory trust subsidiary, AMB Financial Trust II.

     These transactions complete the Company's redemption of approximately $5,000,000 of trust preferred securities previously issued through AMB Financial Trust I, the Company's Delaware statutory trust subsidiary.

Item 2.02 Creation of a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement of a Registrant
            --------------------------------------------------------------------

     On March 23, 2007, the Company entered into a revolving credit agreement with the Lender in the amount of $2,000,000. The term of the revolving credit agreement is one year, subject to renewal thereafter. Interest payments on the credit agreement are paid quarterly and the interest rate on any borrowings under the credit agreement is equal to the rate on three month LIBOR plus 125 basis points. The credit agreement is collateralized by the Company with all of the capital stock of its wholly owned subsidiary, American Savings, FSB.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Not Applicable.

(d)  Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            AMB FINANCIAL CORPORATION


DATE:  March 29, 2007                       By:  /s/ Michael Mellon
                                                 -------------------------------
                                                 Michael Mellon
                                                 Executive Vice President